SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 28, 2016.

MFS® Lifetime® Income Fund
MFS® Lifetime® 2020 Fund
MFS® Lifetime® 2025 Fund
MFS® Lifetime® 2030 Fund
MFS® Lifetime® 2035 Fund
MFS® Lifetime® 2040 Fund
MFS® Lifetime® 2045 Fund
MFS® Lifetime® 2050 Fund
MFS® Lifetime® 2055 Fund

Effective December 1, 2016, the sub-section entitled "MFS Inflation-Adjusted Bond Fund" under the main heading "Appendix A – Description of Underlying Funds" is restated in its entirety as follows:
MFS Inflation-Adjusted Bond Fund
Investment Objective
The fund's investment objective is to seek total return that exceeds the rate of inflation over the long-term, with an emphasis on current income, but also considering capital appreciation.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in inflation-adjusted debt instruments and other instruments with similar economic characteristics.
MFS currently intends to focus the fund's investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund's assets in other inflation-adjusted debt instruments and non-inflation-adjusted debt instruments, including corporate bonds, asset-backed securities, and other debt instruments.
MFS generally invests substantially all of the fund's assets in investment grade quality debt instruments.
MFS may invest a relatively large percentage of the fund's assets in a single issuer or a small number of issuers.
MFS may invest the fund's assets in foreign securities.
MFS allocates the fund's assets across maturities and types of debt instruments based on its evaluation of macroeconomic factors, including interest rates, inflation rates, and monetary and fiscal policies.
MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.

1024924 1                                                                                     MULTI-SUP-I-092816